                          NOTICE OF GUARANTEED DELIVERY
                                       FOR


                                STENA AB (PUBL)

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Stena AB (publ) (the "Company") made pursuant to the
Prospectus, dated        , 2004 (the "Prospectus"), if certificates for the
outstanding 7.5% Senior Notes due 2013 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach JPMorgan Chase Bank, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                                  Delivery To:


                             JPMORGAN CHASE BANK,
                                 EXCHANGE AGENT

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  By Regular Mail:              By Registered or Certified Mail, or Overnight Delivery
 JPMorgan Chase Bank                     after 4:30 pm on the Expiration Date:
   ITS Bond Events                                 JPMorgan Chase Bank
   P.O. Box 2320                                     ITS Bond Events
  Dallas, TX 75221                            2001 Bryan Street, 9th Floor
                                                   Dallas, TX 75201
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                             Attention: Frank Ivins

                              For Information Call:
                                 (800) 275-2048

                            By Facsimile Transmission
                        (for Eligible Institutions only):
                                 (214) 468-6494

                             Attention: Frank Ivins


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$
 ------------------------------------
Certificate Nos. (if available):

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


--------------------------------------

Total Principal Amount Represented by
Original Notes Certificate(s):
$
 -------------------------------------

Account Number -----------------------






----------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

  Principal Amount at Maturity of Old Notes
     Tendered:*_____________________________

     ________________________________________
     Certificate Nos. (if available):

  If Old Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

   ________________________________________

   Total Principal Amount at Maturity Represented by Old
   Notes Certificate(s):

   $ ________________________________________


    Account Number ________________________________________



* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

                                Please Sign Here

                        X ______________________________________

                        X ______________________________________


                        Signature(s) of Owner(s) or Authorized
                        Signatory

                        Date  ______________________________

                        Area Code and Telephone Number:

                        ______________________________
                        Please Print Name(s) and Address(es)

                        Name(s):  ______________________________

                        ________________________________________

                        ________________________________________

                        ________________________________________

                        ________________________________________

                        Capacity: ______________________________

                        Address(es): ___________________________

                        ________________________________________

                        ________________________________________


X_______________________________________________________  ____________________

X_______________________________________________________  ____________________
    Signature(s) of Owner(s)                               Date
    or Authorized Signatory

    Area Code and Telephone
    Number:___________________________________________________________________


PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):
           -------------------------------------------------------------------
     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
     ________________________________________________                                 Authorized Signature
                       Name of Firm


     ________________________________________________                   ________________________________________________
                          Address                                                             Title


     ________________________________________________                 Name:_____________________________________________
                         Zip Code
                                                                                     (Please Type or Print)


     Area Code and Tel. No. _________________________                Dated: ____________________________________________

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NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE
      SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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